SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16. SUBSEQUENT EVENTS

Orbit Transactions (Related Party)

On October 31, 2025, the Company, NUBURU Defense, Alessandro Zamboni, and Vanguard Holdings S.r.l. (“Vanguard”), a newly-formed Italian limited liability company wholly owned by Alessandro Zamboni, entered into a Sale, Purchase and Investment Agreement (the “Orbit Agreement”) for the sale of all of the ownership interests in Orbit to NUBURU Defense (the “Orbit Acquisition”). NUBURU Defense is making up to a $5.0 million equity investment in Orbit (the “Equity Infusion”), the proceeds of which are anticipated to provide working and growth capital (including for the repayment of payables incurred in the ordinary course of business) for Orbit. In addition to the Equity Infusion, NUBURU Defense will acquire all outstanding capital stock of Orbit from Vanguard for an aggregate purchase price of $12.5 million, consisting of $3.75 million in cash and $8.75 million in securities (the “Orbit Consideration”). Since Orbit is wholly owned by Alessandro Zamboni, the Company’s Executive Chairman and Co-Chief Executive Officer, indirectly through Vanguard, the Orbit Acquisition constitutes a related party transaction under U.S. securities laws and, as a result, the Orbit Acquisition and Orbit Agreement have been reviewed and approved by the Company’s independent directors and Audit Committee.

Under the Orbit Agreement, the Company has agreed to consummate the Equity Infusion in tranches, with the final tranche closing no later than October 7, 2028. The Company paid $1.5 million of the Equity Infusion amount in connection with the signing of the binding letter of intent, dated October 6, 2025 (the “Orbit LOI”), between the Company and Alessandro Zamboni, resulting in Nuburu’s holding a 10.7% ownership interest in Orbit. Upon NUBURU Defense’s obtaining a 20% ownership interest in Orbit, Orbit’s bylaws will be amended; Alessandro Zamboni will resign as a director of Orbit; and new members of Orbit’s board of directors and, if applicable, a board of statutory auditors, will be appointed pursuant to the new bylaws. Following the appointment of the new directors to Orbit’s board of directors, Alessandro Zamboni will be appointed as Chairman of Orbit and NUBURU Defense will designate Orbit’s chief executive officer.

Under the Orbit Agreement, in exchange for the Orbit Consideration, the Company will acquire full ownership of Orbit from Vanguard in tranches, with the final tranche closing no later than December 31, 2026. The Orbit Consideration is based in part on a third-party valuation of Orbit with approximately $11 million being the high-end of the range, adjusted to take into account the risk associated with a significant portion of the purchase price being paid through the issuance of securities.

The Company agreed to pay an advance payment of the Orbit Consideration worth $3.75 million (the “Advance Payment”), by (i) offsetting of a credit owed by Mr. Zamboni to the Company of $1.35 million related to the TCEI Acquisition, which is no longer being completed, and (ii) paying $2.4 million to Mr. Zamboni in four tranches of $600,000 that are due (1) on the date of signing of the Orbit LOI, (2) by December 31, 2025, (3) by March 31, 2026, and (4) by June 30, 2026; provided that the Company agreed to allocate 20% of the proceeds arising from any fund-raising transactions consummated by the Company to accelerate the payment of such amounts. As of the date of this quarterly report, the Advance Payment was satisfied.

Subject to obtaining stockholder approval, the Company agreed to pay the non-cash portion of the Orbit Consideration in the amount of $8.75 million, by December 31, 2026, in the form of preferred shares of the Company that, subject to NYSE American approval, have voting rights at a ratio of 5:1 as compared to shares of the Company’s Common Stock, include anti-dilution protections, and are convertible into shares of Common Stock on a 1:1 basis (the “Orbit Preferred Shares”). The Company agreed that, by no later than July 31, 2026, it will hold a stockholders’ meeting to seek approval of the issuance of the Orbit Preferred Shares to Vanguard.

Upon the signing of the Orbit LOI and for 36 months, the Company has the exclusive right to market, sell, promote and distribute the Orbit platform to the security sector globally. The parties intend to complete the closing of the Orbit Acquisition by December 31, 2026.

Agreement with Maddox Defense Incorporated

On October 22, 2025, the Company entered into a non-binding Strategic Framework Agreement (the “SFA”), among the Company, NUBURU Defense and Maddox Defense Incorporated (“Maddox”), pursuant to which the Company and Maddox plan to establish a joint venture company (the “Maddox JV”) to develop, manufacture, and deploy military drones for NATO customers and for commercial or civilian unmanned aerial vehicle (UAV) applications. Under the SFA, the parties intend to execute a definitive joint venture agreement on or before December 15, 2025, establishing Maddox JV under Italian law as a European-based manufacturing and research hub. The parties intend for NUBURU Defense to contribute up to $10 million in funding while Maddox contributes eligible assets, intellectual property, expertise and personnel. The value of Maddox’s eligible assets would be evaluated by a formal appraisal process in accordance with Italian law. The equity ownership of the Maddox JV would be determined proportionally based on the ratio of the Company’s capital commitment compared to the value of Maddox’s eligible assets evaluation; provided, that, NUBURU Defense would have the controlling interest in the Maddox JV. The SFA includes a six-month exclusivity period and has a term of six months, unless earlier terminated by either party upon 30 days written notice.

Fraudulent Wire Transfer

In October 2025, the Company was the victim of email fraud due to its receiving an invoice from a criminal actor posing as its financial advisor and the Company’s paying the invoice amount to the criminal actor’s bank account based on the falsified wiring instructions. As a result, the Company incurred a loss of $1,005,352. The Company pursued recovery of this amount with the banks involved in the wire transfer, but at this time it does not expect that it will be able to recover such funds.

NOTE 16. SUBSEQUENT EVENTS

SFE EI Senior Note Settlement Agreement and Company Funding

On January 13, 2025, the Company entered into a letter agreement with S.F.E. Equity Investments SARL (“SFE EI”), pursuant to which SFE EI agreed to engage in efforts and commit capital to finance the operations of the Company for the next twelve months pursuant to a business plan focused on building a stable foundation for the future business (the “Transformation Plan”). In connection with the Transformation Plan, the Company agreed to certain governance changes.

Liqueous Settlement Agreement

On January 14, 2025, we entered into a settlement (the “Settlement”) and mutual release agreement with Liqueous LP (“Liqueous”) pursuant to which the parties provided an immediate mutual release of claims and obligations and Liqueous agreed to provide us with (i) payments for an aggregate of $1,000,000 in three installments, and (ii) a payment of $500,000 at such time as the parties are able to negotiate the amendment of the terms of outstanding pre-funded warrants held by Liqueous to reflect current market price. Following the Settlement with Liqueous, as amended, the ELOC provided for under the Master Agreement with Liqueous will not be implemented and no additional equity will be sold to Liqueous, other than as set forth in the Settlement, as amended.

On February 17, 2025, the Company entered into an amendment ("the Amendment") to the Settlement with Liqueous, pursuant to which the parties agreed to (i) settle the Promissory Note, described further in Note 8, through the issuance of 6,406,225 pre-funded warrants exercisable into common stock (the "February 2025 Pre-Funded Warrants"), (ii) modify certain outstanding Pre-Funded Warrants issued in connection with the Program, described further in Note 10, resulting in the issuance of 3,647,416 pre-funded warrants (the "Modified Pre-Funded Warrants"), together with the February 2025 Pre-Funded Warrants, (the "2025 Warrants") exercisable into common stock outstanding following the transaction and (iii) modify the remaining outstanding Pre-Funded Warrants issued in connection with the Program and concurrently issue 9,360,888 common shares of the Company as consideration for the settlement of such Pre-Funded Warrants. The exercise price for the 2025 Pre-Funded Warrants is substantially paid by the purchaser and, as a result, such warrants may be exercised into common stock in the future with a nominal exercise price payment. The Modified Pre-Funded Warrants and February 2025 Pre-Funded Warrants are exercisable anytime through September 2029 and February 2030, respectively. As of April 15, 2025, the Modified Pre-Funded Warrants, February 2025 Pre-Funded Warrants and common shares of the Company required to be issued in connection with the Amendment of the Settlement were not yet issued by the Company.

Trumar Capital LLC Acquisition Agreement

On February 19, 2025, the Company entered into a commitment letter with Trumar Capital LLC to acquire: (i) a license of certain technology that would allow the Company to expand its existing business within the defense sector; (ii) a controlling interest in a defense-tech company that specializes in the design, production, and outfitting of a diverse range of vehicles, including industrial and military applications, as well as electronic devices for defense and security, advanced telecommunications, and tracking systems; and (iii) a controlling interest in a Software as a Service (SaaS) startup focused on operational resilience. The Company’s Executive Chairperson owns a controlling interest in the SaaS target entity, and as a result, the proposed investment will be negotiated by, and authorized only with approval from, the independent board members, and will be subject to stockholder approval.

The anticipated investments will occur in stages. The first stage, which has been completed, involved the purchase of a 20% ownership interest in TCEI for an aggregate price of $1.5 million in cash plus $23.5 million in notes. Such notes carry a five-year maturity, a 10% annual interest rate, and a three-month grace period, followed by a monthly payment structure, and are cancellable if the full transaction does not close. The $1.5 million cash portion of the purchase price was provided by Indigo Capital LLC, to whom Nuburu issued a promissory note with a face amount of $1,578,495, maturity date of March 1, 2026, and conversion price equal to a 20% discount to the lowest VWAP during the 5 days prior to the conversion date.

The second stage, which will require both stockholder and regulatory approval, will involve the investment in additional ownership interests, resulting in Nuburu (i) having a controlling interest in the target entities and (ii) issuing Common Stock in excess of 19.9% of its outstanding Common Stock as part of the purchase price. Nuburu would also receive rights to appoint directors for each target entity, consistent with its percentage of ownership in each entity.

We also agreed to issue 6,086,957 shares of common stock to SFE EI as consideration for SFE EI escrowing approximately $4.2 million in assets for purposes of guaranteeing our performance obligations in connection with the TCEI acquisition. Issuances to SFE EI may not exceed 19.9% of the outstanding Common Stock until approved by stockholders.

Consummation of the full TCEI acquisition is subject to continued due diligence, receipt of an acceptable valuation from a third-party valuation firm, regulatory approvals, and stockholder consent.

On March 31, 2025, we also entered into a Joint Pursuit Agreement with the defense-tech company to allow both parties to jointly develop and market certain defense-related vehicles and services in advance of closing the full TCEI acquisition.

Humbl Share Exchange Agreement

On February 28, 2025, the Company entered into a share exchange agreement (“Equity Swap Agreement”) and master distribution agreement with HUMBL, Inc. (“HUMBL”). Under the terms of the Equity Swap Agreement, the Company agreed to issue $2 million in common stock to HUMBL and HUMBL agreed to issue an equal amount of Series C Preferred Stock to the Company. The issuance of shares by each party was contingent upon obtaining any required regulatory, exchange, or stockholder approvals and satisfying any applicable registration requirements. Subsequently, the parties have terminated such agreements and have no further obligations to each other in connection with such agreements.

Indigo Capital Convertible Notes

On March 3, 2025, the Company entered into the following transactions:

•
in exchange for a capital infusion of $1,500,000, the Company issued to Indigo Capital LLC ("Indigo Capital") a $1,578,495 face amount unsecured, convertible note. The note bears no interest for so long as it is not in default and has a March 1, 2026 maturity date and a conversion price equal to a 20% discount to the lowest VWAP during the 5 days prior to the conversion date;
•
in exchange for the extinguishment of the remaining August 2024 Convertible Notes held by Indigo Capital, which it purchased from Esousa on March 3, 2025, the Company issued to Indigo Capital a $894,708.31 face amount unsecured, convertible note that bears no interest for so long as it is not in default, and has March 1, 2026 maturity date and a conversion price equal to 33.33% of the lowest VWAP during the 5 days prior to the conversion date.

Issuances of common stock on conversion of such notes are limited to an amount equal to 19.9% of the outstanding common stock as of the date of execution, until such time as the transaction is approved by stockholders.

The transaction documents contain customary representations, warranties, and covenants, and the notes include customary events of default including, but not limited to, failure to pay amounts due when required, default in covenants, bankruptcy events, and suspension or delisting from trading of the common stock on an eligible exchange. The Company is also obligated to register for resale the shares issuable upon conversion of the notes.

Foreclosure Collateral Sale

On March 5, 2025, lenders holding certain outstanding Senior Convertible Notes held an auction for the sale of collateral securing the Company’s repayment obligations to such lenders. The auction resulted in the transfer of collateral to an affiliate of the senior secured lenders in exchange for a full discharge and extinguishment of the Company’s Junior and Senior Convertible Notes. All of the Company’s outstanding long-term indebtedness has been eliminated through a combination of the Company’s conversion of outstanding indebtedness over the course of the last year and the discharge and extinguishment of debt resulting from the lender’s collateral sale.

SYME Strategic Investment

On March 14, 2025, we entered into an up to $5.15 million in aggregate convertible facility with Supply@ME Capital Plc (“SYME”), a fintech platform focused on Inventory Monetisation© solutions for manufacturing and trading companies. This investment in SYME is anticipated to be funded by SFE EI (in exchange for approximately $3 million of convertible notes issued by Nuburu to SFE EI), and upon conversion is expected to result in Nuburu holding a controlling interest in SYME. Following approval by SYME stockholders, the Financial Conduct Authority, and The Panel on Takeovers and Mergers (collectively, the “Approvals”), we may convert amounts outstanding under the facility into ordinary shares of SYME at a fixed conversion rate of £0.00003 per ordinary share, with conversion shares accompanied by a warrant to acquire one additional ordinary share of SYME for every two ordinary shares of SYME issued on any conversion, with an exercise price of £0.000039, as well as the ability to exercise on a cashless basis. The Company’s Executive Chairman is the founder and current Chief Executive Officer of SYME, and as a result, the proposed investment was negotiated and approved by the independent board members.

SYME and its operating subsidiaries provide its platform for use by manufacturing and trading companies to access inventory trade solutions, enabling their businesses to generate cashflow, through a non-credit arrangement and without incurring debt. This is achieved by their existing eligible inventory being added to the platform and then monetised through purchases by third-party inventory funders. The inventory to be monetised can include warehoused goods waiting to be sold to end-customers or goods that are part of a typical import/export transaction. As of September 20, 2024, SYME had a pipeline of approximately £391.0m and approximately 15 employees.